UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2025

ETHZilla Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ETHZ	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ETHZW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Asset Management Agreement

On September 5, 2025, ETHZilla Corporation (the “Company”, “we” and “us”) entered into an Amended and Restated Asset Management Agreement (the “A&R Asset Management Agreement”), which amended and restated that certain Asset Management Agreement (the “Original Asset Management Agreement”), dated as of August 4, 2025, with Electric Treasury Edge, LLC (the “Asset Manager”). The Original Asset Management Agreement was previously disclosed and described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 30, 2025 and such disclosure is incorporated herein by reference. The A&R Asset Management Agreement makes certain changes to the Original Asset Management Agreement, including, among other things, the expansion of to expand the scope of account assets and advisory services provided by the Asset Manager.

The foregoing summary of the A&R Asset Management Agreement does not purport to be complete and is qualified in its entirety by the complete text of the A&R Asset Management Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Transaction Agreement

On September 8, 2025, 180 SPV Treasury Vehicle I LLC, a wholly-owned subsidiary of the Company (“180 SPV”), entered into A Physically-Settled Spot and Forward Transaction Agreement (the “Transaction Agreement”) with Cumberland DRW LLC (“Counterparty”), to obtain up to $80.0 million from Counterparty pursuant to the terms of the Transaction Agreement. The Transaction Agreement has a forward rate of 9.90% per annum through the settlement date, which is December 8, 2025 (the “Settlement Date”). The transaction is expected to be collateralized by approximately $125.0 million of ETH.

The proceeds from the Transaction Agreement are expected to be used by the Company to fund repurchases under the Company’s previously announced $250.0 million stock repurchase program. The Company has obtained a waiver from the holders of certain convertible notes issued by the Company on August 8, 2025 of certain of such holders’ rights such that the execution of the Transaction Agreement by 180 SPV will not result in the redemption of, or an event of default under, such convertible notes.

The foregoing summary of the Transaction Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Transaction Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report with respect to the Transaction Agreement is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On September 8, 2025, the Company issued a press release announcing the execution of the Transaction Agreement and providing an update on its stock repurchase program and ETH accumulation, a copy of which is furnished hereto as Exhibit 99.1, which is incorporated by reference into this Item 7.01 in its entirety.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

Stock Repurchase Program

On August 22, 2025, the Board of Directors of the Company authorized and approved a stock repurchase program for up to $250.0 million of the currently outstanding shares of the Company’s common stock. Subject to any future extension in the discretion of the Board of Directors of the Company, the repurchase program is scheduled to expire upon the earliest of (i) June 30, 2026, (ii) when a maximum of $250.0 million of the Company’s common stock has been repurchased, or (iii) when such program is discontinued by the Board of Directors.

On September 5, 2025, the Company repurchased an aggregate of 2,200,723 shares of common stock at an average price of $2.50 per share, which are in the process of being cancelled.

ETH Accumulation Status Update

A summary of ETHZilla’s current ETH position and key metrics as of September 7, 2025, except for shares outstanding, as reduced by the shares repurchased by the Company on September 5, 2025 as discussed above:

●	Total ETH & ETH Equivalents Held(1): 102,246

●	Total ETH & ETH Equivalents Held (USD): approximately $443 million

●	Total USD Cash Equivalents: approximately(2): $213 million

●	Total Shares Outstanding: 164,426,122

(1)	Total ETH & ETH Equivalents Held includes ETH the Company has entered into agreement(s) to purchase.

(2)	Total USD Cash Equivalents excludes USD committed pursuant to agreement(s) to acquire ETH included in the Total ETH & ETH Equivalents Held. Does not include the proceeds from the Transaction Agreement discussed above.

Additional Risk Factor

In connection with the announcement of the Transaction Agreement, the Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), as further updated with Risk Factors included in any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “SEC Reports”), with the following risk factor. This risk factor should be read in conjunction with the risk factors included in the SEC Reports.

The Transaction Agreement is collateralized by a significant amount of our ETH.

While the Transaction Agreement provides for an aggregate amount of up to $80 million, it is expected to be collateralized by approximately $125 million of ETH. Upon an event of default under the Transaction Agreement, the Counterparty may enforce its security interest over such ETH and take ownership thereof in an amount sufficient to repay all obligations under the Transaction Agreement. If that were to occur, any investment in the Company (including, but not limited to, any investment in our common stock) could lose value or become worthless.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*	Amended and Restated Asset Management Agreement, dated as of September 5, 2025, between ETHZilla Corporation and Electric Treasury Edge, LLC***
10.2*	Physically-Settled Spot and Forward Transaction Agreement between Cumberland DRW LLC and 180 SPV Treasury Vehicle I LLC***
99.1**	Press Release dated September 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

*	Filed herewith.

**	Furnished herewith.

***	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

Forward Looking Statements

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, may contain forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to the planned use of proceeds of the Transaction Agreement and the amount and timing of stock repurchases under the repurchase program. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks relating to the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all. The Company undertakes no obligation to publicly update or revise any of the forward-looking statements, whether because of new information, future events or otherwise, made in the release or presentation or in any of its Securities and Exchange Commission (SEC) filings or public disclosures, except as provided by law. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including Form 10-Qs, Form 10-Ks and Form 8-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2025

ETHZilla Corporation

By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

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